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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-53546

             SUPPLEMENT DATED APRIL 26, 2001 TO THE PROSPECTUS OF
           MORGAN STANLEY DEAN WITTER INTERNATIONAL VALUE EQUITY FUND
                              DATED MARCH 1, 2001

     The Fund offers Class A shares at net asset value, without being subject to a front-end sales charge or a contingent deferred sales charge, to employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley Dean Witter serves as recordkeeper under an alliance or similar agreement with Morgan Stanley Dean Witter's Retirement Plan Services. Such plans are now "MSDW Eligible Plans," as defined in the prospectus. Any Class B or Class C shares held by such plans will not be subject to any contingent deferred sales charges. Such plans will be eligible to purchase Class D shares only if their initial investment (calculated as described in the prospectus) is at least $25 million.

     The Fund also offers Class A shares at net asset value, without being subject to a front-end sales charge or a contingent deferred sales charge, to certain donor-advised charitable gift funds that are approved by the Fund's distributor. Class D shares will not be offered to these charitable gift funds (regardless of the size of the investment).

     Therefore, the disclosure in the section of the prospectus titled "Shareholder Information -- Share Class Arrangements" is hereby modified to reflect the foregoing.